UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2014 (June 17, 2014)

Orchid Island Capital, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-35236	27-3269228
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 3296

(Address of principal executive offices) (Zip code)

(772) 231-1400

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 17, 2014, Orchid Island Capital, Inc. (the “Company”) and Bimini Advisors, LLC entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Ladenburg Thalmann & Co. Inc. and Mitsubishi UFJ Securities (USA), Inc. (the “Sales Agents”), pursuant to which the Company may offer and sell, from time to time, up to an aggregate amount of $35,000,000 of shares of the Company’s common stock, $0.01 par value per share (the “Shares”).

Pursuant to the Equity Distribution Agreement, the Shares may be offered and sold through the Sales Agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE MKT or sales made to or through a market maker other than on an exchange or, subject to the terms of a separate agreement, in privately negotiated transactions. Under the Equity Distribution Agreement, the Sales Agents will be entitled to compensation of 2% of the gross proceeds from the sale of the Shares sold through the Sales Agents. The Company has no obligation to sell any of the Shares under the Equity Distribution Agreement and may at any time suspend solicitations and offers under the Equity Distribution Agreement.

The Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-195389). The Company has filed a prospectus supplement, dated June 17, 2014, to the prospectus, dated May 15, 2014, with the Securities and Exchange Commission in connection with the offer and sale of the Shares from time to time in the future.

The Sales Agents and their affiliates have provided, and may in the future provide, investment banking, brokerage and other services to the Company in the ordinary course of business, and the Company paid, and expects to pay, customary fees and commissions for their services, respectively.

The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the entire Equity Distribution Agreement, a copy of which is attached hereto as Exhibit 1.1, and incorporated herein by reference.

In connection with the filing of the Equity Distribution Agreement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of its Maryland counsel, Venable LLP.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated June 17, 2014, by and between the Company, Bimini Advisors, LLC, Ladenburg Thalmann & Co. Inc. and Mitsubishi UFJ Securities (USA), Inc.

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHID ISLAND CAPITAL, INC.

Date: June 17, 2014	By:	/s/ Robert E. Cauley
	Name:	Robert E. Cauley
	Title:	Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated June 17, 2014, by and between the Company, Bimini Advisors, LLC, Ladenburg Thalmann & Co. Inc. and Mitsubishi UFJ Securities (USA), Inc.

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in exhibit 5.1)